Exhibit 99.1

News Release

Commercial Metals Company Prices Offering of $2,000 Million Senior Notes in Two Tranches

IRVING, Texas, November 12, 2025 /PRNewswire/ – Commercial Metals Company (NYSE: CMC) (“CMC” or the “Company”) announced today that it has agreed to sell $1,000 million in aggregate principal amount of 5.75% Senior Notes due 2033 (the “2033 Notes”) and $1,000 million in aggregate principal amount of 6.00% Senior Notes due 2035 (the “2035 Notes” and, together with the 2033 Notes, the “Notes”) in an offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering is expected to close on or about November 26, 2025, subject to customary closing conditions.

The Notes will be CMC’s senior unsecured obligations and will rank equally with all of its existing and future senior unsecured indebtedness. The 2033 Notes will mature on November 15, 2033 and the 2035 Notes will mature on December 15, 2035, unless earlier repurchased or redeemed.

CMC intends to use the net proceeds from the sale of the Notes to fund the purchase price for the Company’s previously announced acquisition of all of the issued and outstanding equity securities of entities that own Foley Products Company, LLC (such transaction, the “Foley Acquisition”) and transaction-related fees and expenses and for general corporate purposes.

The Offering of the Notes is not conditioned upon, and will be consummated before, the closing of the Foley Acquisition, and the closing of the Foley Acquisition is not contingent upon the completion of the Offering. In the event that the Foley Acquisition is not completed on or prior to October 15, 2026, or if prior to such date, the securities purchase agreement with respect to the Foley Acquisition is terminated, CMC will be required to redeem all of the Notes at a redemption price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest from the date of issuance, or from the most recent date to which interest has been paid or provided for, to but not including the special mandatory redemption date.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, nor shall there be any sale of the Notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, if at all, will be made only pursuant to Rule 144A or Regulation S under the Securities Act.

About CMC

CMC is an innovative solutions provider helping build a stronger, safer, and more sustainable world. Through an extensive manufacturing network principally located in the United States and Central Europe, we offer products and technologies to meet the critical reinforcement needs of the global construction sector. CMC’s solutions support early-stage construction across a wide variety of applications, including infrastructure, non-residential, residential, industrial, and energy generation and transmission.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws with respect to CMC’s expectations concerning the Offering and the Foley Acquisition. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements.

CMC’s forward-looking statements are based on management’s expectations and beliefs as of the time this news release was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2025, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of additional steelmaking capacity expected to come online from a number of ongoing electric arc furnace projects in the U.S.; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including those related to the unfavorable judgment against us in the Pacific Steel Group litigation; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers’ abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots.

Media Contact:

Susan Gerber

(214) 689-4300